UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2023

KEEMO FASHION GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-267967	32-0686375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

69 Wanke Boyu, Xili Liuxin 1st Rd, Nanshan District, Shenzhen, Guangdong 518052, China

(+86) 176-1282-2030

(Address & telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On July 26, 2023, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated May 12, 2023, that had been declared effective by the Securities and Exchange Commission on June 6, 2023. The Offering resulting in 1,900,000 shares of common stock being sold at $0.015 per share for a total of $28,500.

Item 9.01 Financial Statements and Exhibits.

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF KEEMO FASHION GROUP LIMITED IN LIEU OF AN ORGANIZATIONAL MEETING

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEEMO FASHION GROUP LIMITED
(Name of Registrant)
Date: July 26, 2023
	By:	/s/ LIU LU
	Name:	Liu Lu
	Title:	Chief Executive Officer, President, Secretary, Treasurer, Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)

EXHIBIT INDEX

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF KEEMO FASHION GROUP LIMITED IN LIEU OF AN ORGANIZATIONAL MEETING

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)